As filed with the Securities and Exchange Commission on April 2, 2001
                        Securities Act File No. 333-36811
                    Investment Company Act File No. 811-08391
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]

         Pre-Effective Amendment No. ___                                  [ ]
         Post-Effective Amendment No. 3                                   [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]

         Amendment No. 4                                                  [X]

                        (Check appropriate box or boxes.)


                             BLUE RIDGE FUNDS TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


    116 South Franklin Street, Post Office Box 69, Rocky Mount, NC 27802-0069
    -------------------------------------------------------------------------
        (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's Telephone Number, including Area Code (252) 972-9922
                                                           --------------


                              C. Frank Watson, III
    116 South Franklin Street, Post Office Box 69, Rocky Mount, NC 27802-0069
    -------------------------------------------------------------------------
                    (Name and Address of Agent for Service)



  Approximate Date of Proposed Public Offering: As soon as practicable after the
                                                Effective Date of this Amendment
                                                --------------------------------

It is proposed that this filing will become effective: (check appropriate box)

       [X] immediately  upon filing  pursuant to paragraph (b);
       [ ] on ________ (date) pursuant to paragraph (b);
       [ ] 60 days after filing pursuant to paragraph (a)(1);
       [ ] on ________ (date) pursuant to paragraph (a)(1);
       [ ] 75 days after filing pursuant to paragraph (a)(2); or
       [ ] on ________ (date) pursuant to paragraph (a)(2) of rule 485.

                             BLUE RIDGE FUNDS TRUST

                       Contents of Registration Statement


This registration statement consists of the following papers and documents:

Cover Sheet
Contents of Registration Statement
Blue Ridge Total Return Fund
    -Part A - Prospectus
    -Part B - Statement of Additional Information
Part C - Other Information and Signature Page
Exhibit Index
Exhibits

                                     PART A
                                     ======




Cusip Number 095848107                               NASDAQ Ticker Symbol BRTRX

________________________________________________________________________________

                          BLUE RIDGE TOTAL RETURN FUND
                                   A series of
                             Blue Ridge Funds Trust

                                    NL SHARES
________________________________________________________________________________

                                   PROSPECTUS
                                  April 2, 2001





The Blue Ridge Total Return Fund seeks total return from a combination of capital appreciation and current income.






                               Investment Manager
                               ------------------

                         Colonial Asset Management, Inc.
                              359 South Pine Street
                        Spartanburg, South Carolina 29302

                                 1-800-773-3863











The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks Of Investing In The Fund.................................3
      Performance Information..................................................4
      Fees And Expenses Of The Fund............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------
      The Investment Manager...................................................7
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor..........................................................8

INVESTING IN THE FUND..........................................................9
---------------------
      Minimum Investment.......................................................9
      Purchase And Redemption Price............................................9
      Purchasing Shares.......................................................10
      Redeeming Your Shares...................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................14
--------------------------------------

      Dividends, Distributions, And Taxes.....................................14
      Financial Highlights....................................................15
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Blue Ridge Total Return Fund (the "Fund") seeks total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its objective, the Fund, which is a diversified separate investment portfolio of the Blue Ridge Funds Trust (the "Trust"), may at times emphasize investments that produce the following:

     o  capital appreciation,
     o  income, or
     o  both capital appreciation and income.

The Fund's investments are not limited to any specific type of security and Colonial Asset Management, Inc. (the "Manager") does not allocate Fund assets according to any formula or fixed ratio. The Manager will vary the percentage of the Fund's assets allocated to each of the above based on the Manager's judgment of market and economic conditions, and based on the Manager's view of which of the above can best achieve the Fund's objectives.

Capital Appreciation

The Manager uses a growth investment approach in selecting common stocks for capital appreciation purposes. In general, when seeking capital appreciation, the Fund emphasizes common stocks of medium to large capitalization companies (i.e., companies having a minimum market capitalization of at least $1 billion at the time of purchase).

Income

When seeking income, the Fund may purchase a variety of convertible securities, preferred stocks, dividend paying common stocks, and investment-grade debt securities. For the purpose of determining whether a security is investment-grade, the Manager will only purchase securities that are rated at least BBB by Moody's Investor Services, Inc., or Baa by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. or are unrated securities of similar investment quality. The Fund does not have a maturity limitation policy regarding the investment-grade securities it selects.

The Fund may also hold short-term investments including: high quality commercial paper, short-term corporate bonds, short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other cash equivalents for a variety of purposes, such as providing liquidity, use as a temporary investment pending the purchase of other securities, or when the Manger believes that the market is unfavorable for other types of investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks including the possible loss of some or all the principal amount invested. The Fund is designed for investors seeking total return over the long term. There can be no assurance that the Fund will be successful in meeting its objective.

The Fund may invest in both equity and debt securities and, therefore, has some exposure to the risks of both equity securities and fixed income instruments.

Equity Securities

Investments in equity securities (i.e., common stocks and preferred stocks) are particularly subject to the risk of changing economic, stock market, industry, and company conditions which can adversely affect the value of the Fund's equity holdings.

Fixed Income Instruments

The value of the Fund's debt holdings (i.e., investment-grade debt securities) is subject to a number of risks as well:

o Interest Rate Risk: Generally, when interest rates fall, the value of the Fund's debt holdings rises, and when interest rates rise, the value of the Fund's debt holdings declines.

o Credit Risk: Changes in the perceived creditworthiness of certain issuers can also affect the value of the Fund's debt holdings. Investment-grade debt securities, while normally exhibiting adequate protection parameters, may have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher-grade debt securities. Like debt securities, the value of convertible securities fluctuates in relation to changes in interest rates. The value of convertible securities also fluctuates in relation to the underlying common stock.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Fund's debt holdings. The Fund does not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

Additional Risks

o Portfolio Turnover. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. It is expected that under normal market conditions, the annual portfolio turnover rate for the Fund will not exceed 100%. High rates of portfolio turnover may result in greater Fund trading costs. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

o Liquid or Short-Term Investments. Under normal market conditions, the Fund expects to be fully invested in the securities described directly above. However, the Manager may determine that market conditions warrant investing in short-term investments as a temporary defensive position. For short-term holdings, the Fund may invest a substantial portion of its assets in cash and money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; repurchase agreements involving such securities; and, to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies investing solely in money market securities. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. As a result of these types of activities, the Fund may not achieve its investment objective.


PERFORMANCE INFORMATION

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the Fund's average annual returns for one year and since inception compare to those of broad-based securities market indices. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Because Colonial Asset Management, Inc. assumed duties as investment manager on April 1, 1999, there is one calendar year of performance information under the current Manager presented in the chart below. Previous periods during which the Fund was advised by another investment manager are not shown. Additional historical performance information is included in the Fund's latest audited financial statements and is available upon request by contacting the Fund.



[Bar Chart Here]:

                 Year to Year Total Returns (as of December 31)

                                2000     (8.42)%



o During the 1-year period shown in the bar chart, the highest return for a calendar quarter was 0.33% (quarter ended March 31, 2000).

o During the 1-year period shown in the bar chart, the lowest return for a calendar quarter was (5.20)% (quarter ended December 31, 2000).

o The year-to-date return of the Fund as of the most recent calendar quarter was (10.05)% (quarter ended March 31, 2001).



 ----------------------------------------------- ------------ -----------------
 Average Annual Total Returns                        Past           Since
 Period Ended December 31, 2000                     1 Year        Inception
 ----------------------------------------------- ------------ -----------------
 Blue Ridge Total Return Fund                      (8.42)%         (0.08)%
 ----------------------------------------------- ------------ -----------------
 75% S&P 500 Total Return Index / 25% Lehman       (4.45)%          3.36 %
 Brothers Aggregate Bond Index**
 ----------------------------------------------- ------------ -----------------


   * April 1, 1999 is the commencement of Management by Colonial Asset Management, Inc.
   ** The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is a widely recognized index of fixed income securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                         Shareholder Fees For NL Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

    Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price) ..........................None
    Redemption Fee ....................................................None

                  Annual Fund Operating Expenses For NL Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

    Management Fees...........................................0.75%
    Distribution and/or Service (12b-1) Fees...................None
    Other Expenses............................................1.24%
                                                              -----
         Total Annual Fund Operating Expenses..........................1.99%*
         Fee Waiver and/or Expense Reimbursement......................(0.54)%
                                                                       -----
         Net Expenses..................................................1.45%
                                                                       =====

 * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended November 30, 2000. The Manager has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.45% of the NL Shares average daily net assets for the fiscal year ending November 30, 2001. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees. See "Expense Limitation Agreement" below for more detailed information.

Example: This example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other funds. The example assumes the following conditions:

     (1) You invest $10,000 in the Fund for the periods shown;
     (2) You reinvest all dividends and distributions;
     (3) You redeem all of your shares at the end of those periods;
     (4) You earn a 5% total return; and
     (5) The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

----------------------- ------------ -------------- ------------- --------------
       Period Invested     1 Year       3 Years       5 Years        10 Years
----------------------- ------------ -------------- ------------- --------------
         Your Costs         $148         $624          $1,073         $2,317
----------------------- ------------ -------------- ------------- --------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT MANAGER

Colonial Asset Management, Inc., 531 East Main Street, Spartanburg, South Carolina, 29302, serves as the investment manager to the Fund. The Manager serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Manager provides guidance and policy direction in connection with its daily management of the Fund's assets. The Manager manages the investment and reinvestment of the Fund's assets. The Manager is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Manager is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "1940 Act"). The Manager is organized under the laws of South Carolina as a corporation and is a wholly owned subsidiary of Colonial Group, Inc., which is also a South Carolina corporation. The two main principals of Colonial Group, Inc. and the Manager are H. Walter Barre and Barry D. Wynn. The Manager currently serves as investment adviser to approximately $435 million in assets, providing investment advice to trusts, corporations, foundations, charitable organizations, retirement plans, and individuals.

The Fund is managed by an investment team consisting of Messrs. Barre and Wynn, Chairman and President, respectively, of the Manager. Messrs. Barre and Wynn have been with the Manager since its inception in 1996. Prior to 1996, Messrs. Barre and Wynn served as Chairman and President, respectively, for Colonial Trust Company.

The Manager's Compensation. For its services, the Manager is entitled to a fee, which is calculated daily and paid monthly, as an annual rate of 0.750% of the Fund's average daily net assets up to and including $20 million, 0.625% of the Fund's average daily net assets on the next $30 million, and 0.500% of the Fund's average daily net assets over $50 million. For the fiscal year ended November 30, 2000, the Manager voluntarily waived $45,421 of its management fee. As a result, the amount of compensation received by the Manager as a percentage of assets of the Fund during this fiscal year was 0.21% of the Fund's daily average net assets.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Manager has entered into an expense limitation agreement with the Trust (the "Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.45% of the average daily assets of the Fund for the fiscal year to end November 30, 2001. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Manager for the fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $10 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

THE ADMINISTRATOR

The Nottingham Company, Inc. (the "Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to a Fund Accounting and Compliance Administration Agreement.

THE TRANSFER AGENT

NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the section of this Prospectus, "Investing in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.

THE DISTRIBUTOR

Capital Investment Group, Inc. (the "Distributor") serves as the distributor of the Fund's shares. The Distributor may sell Fund shares to or through qualified securities dealers or others. With respect to the NL Shares, the Distributor receives no compensation from the Fund with respect to the sales of such shares.

Other Expenses. In addition to the management fees, the Fund pays all expenses not assumed by the Fund's Manager, including, without limitation: the fees and expenses of its Administrator, custodian, Transfer Agent, independent accountants, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.



                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

NL Shares are sold and redeemed at net asset value. The Fund has a minimum initial investment of $5,000 for regular accounts and $2,000 for Individual Retirement Accounts ("IRAs") and other tax-deferred retirement plans. The Fund may, in the Manager's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. Good form includes providing a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "Blue Ridge Total Return Fund," to:

              Blue Ridge Total Return Fund
              NL Shares
              c/o NC Shareholder Services
              116 South Franklin Street
              Post Office Box 4365
              Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

              First Union National Bank of North Carolina
              Charlotte, North Carolina
              ABA # 053000219
              For the Blue Ridge Total Return Fund - NL Shares
              Acct. # 2000001067846
              For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Fund Shares Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The Automatic Investment Plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an Automatic Investment Plan may open an account with a minimum balance of $1,000. This Automatic Investment Plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

              Blue Ridge Total Return Fund
              NL Shares
              c/o NC Shareholder Services
              116 South Franklin Street
              Post Office Box 4365
              Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2) Any required signature  guarantees (see "Signature Guarantees"  below);
         and

     (3) Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

    (1) Fund's name,
    (2) Shareholder name and account number,
    (3) Number of shares or dollar amount to be redeemed,
    (4) Instructions for transmittal of redemption funds to the shareholder, and
    (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($1,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by First Union National Bank (the "Custodian") for wire redemptions. The Custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Small Accounts. All shares are purchased and redeemed in accordance with the Fund's Amended and Restated Declaration of Trust and By-Laws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $2,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days' written notice. If the shareholder brings his or her account net asset value up to at least $2,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency, and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information (the "SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gains distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Every year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to income taxes.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years ended November 30, 2000, 1999 and 1998 have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund.



------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended           Year ended          Period ended
                                                                          November 30,         November 30,         November 30,
                                                                              2000                 1999               1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .................................    $     11.65          $     10.47          $     10.00

      (Loss) income from investment operations
           Net investment income .....................................           0.14                 0.05                 0.02
           Net realized and unrealized (loss) gain on investments ....          (0.76)                1.16                 0.47
                                                                          -----------          -----------          -----------

                Total from investment operations ....................           (0.62)                1.21                 0.49
                                                                          -----------          -----------          -----------

      Distributions to shareholders from
           Net investment income ....................................           (0.12)               (0.03)               (0.02)
                                                                          -----------          -----------          -----------

Net asset value, end of period ......................................     $     10.91          $     11.65          $     10.47
                                                                          ===========          ===========          ===========

Total return ........................................................           (5.36)%              11.58 %               4.86 %
                                                                          ===========          ===========          ===========

Ratios/supplemental data
      Net assets, end of period .....................................     $ 8,283,669          $ 6,351,259          $ 1,632,407
                                                                          ===========          ===========          ===========


      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ............            1.99 %               2.60 %               1.65 %(b)
           After expense reimbursements and waived fees .............            1.45 %               1.48 %               1.58 %(b)

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees ............            0.74 %              (0.47)%               0.03 %(b)
           After expense reimbursements and waived fees .............            1.27 %               0.65 %               0.10 %(b)

      Portfolio turnover rate .......................................           48.89 %              85.51 %             116.16 %


(a) For the period from December 15, 1997 (commencement of operations) to November 30, 1998.
(b) Annualized.


                             ADDITIONAL INFORMATION
________________________________________________________________________________

                          BLUE RIDGE TOTAL RETURN FUND

                                    NL SHARES
________________________________________________________________________________

                                Board of Trustees

   William B. Bradshaw                        Johnnie M. Walters
   Chairman                                   Vice President and General Counsel
   Capital Consulting Group, Inc.             Colonial Trust Company

   Robert D. Inglis
   Member of Congress 1993-1998
   Shareholder
   Leatherwood, Walker, Todd & Mann, P.C.

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund:

         By telephone:                      1-800-773-3863

         By mail:                           Blue Ridge Total Return Fund
                                            NL Shares
                                            c/o NC Shareholder Services
                                            116 South Franklin Street
                                            Post Office Box 4365
                                            Rocky Mount, NC  27803-0365

         By e-mail:                         info@ncfunds.com

         On the Internet:                   www.ncfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-08391

                                     PART B
                                     ======

                       STATEMENT OF ADDITIONAL INFORMATION

                          BLUE RIDGE TOTAL RETURN FUND

                                  April 2, 2001

                                   A series of
                             BLUE RIDGE FUNDS TRUST
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone: 1-800-525-3863




                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

THE TRUST......................................................................2
DESCRIPTION OF PERMITTED INVESTMENTS...........................................2
INVESTMENT LIMITATIONS.........................................................3
THE INVESTMENT MANAGER.........................................................5
THE ADMINISTRATOR..............................................................6
THE TRANSFER AGENT.............................................................7
THE DISTRIBUTOR................................................................7
THE CUSTODIAN..................................................................7
THE LEGAL COUNSEL..............................................................7
THE INDEPENDENT AUDITORS.......................................................7
CODE OF ETHICS.................................................................7
TRUSTEES AND OFFICERS OF THE TRUST.............................................7
CALCULATION OF TOTAL RETURN....................................................9
PURCHASE AND REDEMPTION OF SHARES.............................................10
DETERMINATION OF NET ASSET VALUE..............................................11
TAXES    .....................................................................12
PORTFOLIO TRANSACTIONS........................................................13
DESCRIPTION OF SHARES.........................................................13
FINANCIAL STATEMENTS..........................................................14
APPENDIX A - DESCRIPTION OF RATINGS...........................................15







This Statement of Additional Information (the "SAI") is meant to be read in conjunction with the Prospectus dated April 2, 2001, for The Blue Ridge Total Return Fund (the "Fund"), and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

THE TRUST

The Blue Ridge Funds Trust ("Trust") is a Delaware business trust organized on September 30, 1997 and currently consists of one series, the Blue Ridge Total Return Fund, which has one class of shares: NL Shares. The Fund is registered with the Securities and Exchange Commission (the "SEC") as an open-end diversified management investment company, commonly known as a "mutual fund." In the future, the Trust may establish additional series and classes of shares. Colonial Asset Management, Inc. (the "Manager") serves as the investment manager to the Fund and directs the Fund's day-to-day operations. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

DESCRIPTION OF PERMITTED INVESTMENTS

The primary investment strategies and risks of the Fund are described in the Prospectus. In addition to the principal investment strategies discussed in the Fund's Prospectus, the Fund may also employ the use of the financial instruments described below in order to achieve its objective. The strategies set forth below are not principal strategies of the Fund.

Money Market Instruments

The Fund may invest in money market instruments that may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if not rated, of equivalent quality in the Manager's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Manager will monitor, on a continuous basis, the earnings' power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Investment Company Shares

The Fund may invest in shares of money market mutual funds, to the extent set forth under "Investment Limitations" below. Since such funds pay management fees and other expenses, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses of underlying funds with respect to the Fund's assets invested therein. Applicable regulations prohibit the Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; more than 5% of the Fund's total assets are invested in securities of any one investment company; or more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.

Non-Publicly Traded And Illiquid Securities

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Repurchase Agreements

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. The Fund will only enter into repurchase agreements (with respect to U.S. Government obligations, certificates of deposit, or bankers' acceptances) with registered brokers-dealers, U.S. Government securities dealers, or domestic banks whose creditworthiness is determined to be satisfactory by the Manager, pursuant to guidelines adopted by the Board of Trustees. Generally, the Fund does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In the event a repurchase agreement is considered a loan and the seller defaults, the Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.


INVESTMENT LIMITATIONS

Fundamental Policies

The Fund has adopted certain investment restrictions that, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the Investment Company Act of 1940, as amended ("1940 Act") as the lesser of
(i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

The Fund:

1. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, for extraordinary or emergency purposes and to meet redemption requests which might otherwise require untimely disposition of portfolio holdings, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2.       May not issue senior  securities,  except as  permitted  under the 1940
         Act.

3. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

5. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

6. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

7. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

8. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

Non-Fundamental Policies

The following are the Fund's non-fundamental operating policies, which may be changed by the Board of Trustees of the Fund without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act. This percentage restriction is with respect to the Fund's current holdings of illiquid securities.

4. Purchase securities of other investment companies except in compliance with the 1940 Act.

5. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act); provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish non-hedging positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the liquidation value of the Fund's total assets.

6. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowing exceeds 5% of its total assets.

7.       Make any loans other than loans of portfolio securities, except through
         (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

Except for the fundamental investment limitations listed above and the Fund's investment objective, all other investment policies, limitations, and restrictions described in the Prospectus and this SAI are not fundamental and may be changed with approval of the Fund's Board of Trustees. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.


THE INVESTMENT MANAGER

Blue Ridge Advisors, Inc., (the "Previous Manager"), 84 Villa Road, B37, Greenville, South Carolina 29615, served as the investment manager to the Fund pursuant to an investment management agreement with the Trust from commencement of operations (December 12, 1997) to March 31, 1999.

On April 1, 1999, Colonial Asset Management, Inc. (the "Manager"), 359 South Pine Street, Spartanburg, South Carolina 29302, became the investment manager of the Fund pursuant to a new investment management agreement (the "Management Agreement") approved by the shareholders of the Fund. Subject to the Management Agreement and the authority of the Trustees, the Manager provides guidance and policy direction in connection with its daily management of the Fund's assets. The Manager coordinates the investment and reinvestment of the Fund's assets. The Manager is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Management Agreement is effective for a one-year term, and will be renewed thereafter for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Manager by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable by the Fund without penalty on 60-days' notice by the Board of Trustees of the Trust or by the Manager. The Management Agreement provides that it will terminate automatically in the event of its assignment.

The Manager manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trust's Trustees. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are H. Walter Barre and Barry D. Wynn. Both are principals of the Manager. The Trust, the Manager, and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any Fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics. Portfolio managers and other investment personnel who comply with the Code of Ethics' procedures may be permitted to purchase, sell or hold securities which also may be or are held in Fund(s) they manage or for which they otherwise provide investment advice.

For its services, the Manager is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.750% of the Fund's average daily net assets up to and including $20 million, 0.625% of the Fund's average daily net assets on the next $30 million, and 0.500% of the Fund's average daily net assets over $50 million. For the fiscal year ended November 30, 2000, the Manager, combined, received $17,751 (after fee waivers of $45,421) for services to the Fund. For the fiscal year ended November 30, 1999, the Previous Manager and the Manager, combined, received $10,182 (after fee waivers of $24,879) for services to the Fund, and reimbursed expenses totaling $19,096. For the period ended November 30, 1998, the Previous Manager was paid $19,148 (after fee waivers of $820) for its services to the Fund.

Under the Management Agreement, the Manager is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from its reckless disregard of its duties and obligations under the Management Agreement.

THE ADMINISTRATOR

The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company, Inc. (the "Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones, and other communications, facilities, and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assist the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law;
(8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of the Fund for administration fees, is at the following annual rates: 0.125% of the Fund's first $50 million of average daily net assets, 0.100% on the next $50 million, and 0.075% on average daily net assets over $100 million with a minimum fee of $2,000 per month. For the fiscal years ended November 30, 2000 and 1999, the Administrator received $4,140 and $10,529, respectively, in fund administration fees. In addition, the Administrator currently receives a monthly fee of $2,250 plus an annual asset based fee of 1 basis point for fund accounting and recordkeeping services for the Fund. For the fiscal years ended November 30, 2000, and 1999, the Administrator received $18,000 and $27,000, respectively, in such fees. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.


THE TRANSFER AGENT

The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. As compensation for its services, the Transfer Agent receives a shareholder record-keeping fee of $15 per shareholder per year with a minimum total fee of $1,500 per month.


THE DISTRIBUTOR

Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed, at its own expense, to qualify as a broker-dealer under all applicable federal or state laws in those states which each Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and is a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

THE CUSTODIAN

First Union National Bank (the "Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request, and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

THE INDEPENDENT AUDITORS

The firm of Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1414, serves as independent auditors for the Fund. Deloitte & Touche LLP is responsible for auditing the annual financial statements of the Fund.

CODE OF ETHICS

The Trust and the Manager each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Manager from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The name, address, and age of each Trustee and Officer is given below as well as their position(s) with the Trust or Fund and principal occupations for the last five years. Each may have held other positions with the named companies during that period. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Manager are indicated by an asterisk (*).

----------------------------------------- -------------------- -------------------------------------------------------
                                           Position(s) Held                    Principal Occupations(s)
       Name, Address, and Age               With Fund/Trust                      During Past 5 Years
----------------------------------------- -------------------- -------------------------------------------------------
H. Walter Barre, 52                            President       Chairman,  Colonial  Trust Company and CEO of Colonial
359 South Pine Street                                          Asset Management.
Spartanburg, SC  29302
----------------------------------------- -------------------- -------------------------------------------------------
William Brewer Bradshaw, 38                     Trustee        Chairman,  Capital Consulting Group, Inc.,  (insurance
2004 Rolling Pines Drive                                       and  investment  management  consulting  service)  and
Columbia, SC  29206                                            Trustee, Baptist Foundation of South Carolina.
----------------------------------------- -------------------- -------------------------------------------------------
Robert D. Inglis, 41                            Trustee        Attorney-Partner,  Leatherwood,  Walker,  Todd  & Mann
461 River Road                                                 (law firm) and Member,  U.S. House of  Representatives
Travelers Rest, SC  29690                                      (SC-4).
----------------------------------------- -------------------- -------------------------------------------------------
Johnnie M. Walters, 81                          Trustee*       Executive  V.P./General Counsel,  Colonial Trust
1804 North Main Street                                         Company, since 1996; previously, Partner with
Greenville, SC 29609-4729                                      Leatherwood, Walker, Todd & Mann (law firm).
----------------------------------------- -------------------- -------------------------------------------------------
C. Frank Watson, III, 30                       Secretary       President and Chief Operating Officer,  The Nottingham
116 South Franklin Street                                      Company, Inc. (administrator to the Fund).
Rocky Mount, NC  27802
----------------------------------------- -------------------- -------------------------------------------------------
Julian G. Winters, 32                          Treasurer       Legal  and   Compliance   Director,   The   Nottingham
116 South Franklin Street                                      Company,  Inc.  (administrator  to  the  Fund),  since
Rocky Mount, NC  27802                                         1996;   previously,    Manager,   Tar   Heel   Medical
                                                               (pharmacy).
----------------------------------------- -------------------- -------------------------------------------------------
Barry D. Wynn, 55                            Vice-President    President, Colonial Trust Company.
104 Plantation Drive
Spartanburg, SC  29302
----------------------------------------- -------------------- -------------------------------------------------------


Compensation. Officers and Trustees of the Trust who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust. Other Trustees receive $2,000 each year for services to the Trust. Each current Trustee of the Trust who is not an "interested person" of the Trust is expected to received the following compensation during the fiscal year ending November 30, 2001:

--------------------------------------------------------------------------------
                                   Pension or
                                   Retirement
                                   Benefits       Estimated      Total
                     Aggregate     Accrued        Annual         Compensation
                     Compensation  As Part        Benefits       from the
                     on from       Of Trust       Upon           Trust Paid to
Name of Trustee      the Fund      Expenses       Retirement     Trustee*
--------------------------------------------------------------------------------
William Brewer       $2,000        None           None           $2,000
Bradshaw

Robert D. Inglis     $2,000        None           None           $2,000

--------------------------------------------------------------------------------

     * Each Trustee serves only as Trustee of the Fund (the only series of the Trust).

Principal Holders of Voting Securities. As of March 20, 2001, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of March 20, 2001.

--------------------------------------------------------------------------------
Name and Address              Amount and Nature
of Beneficial                 of Beneficial
Owner                         Ownership                       Percent
--------------------------------------------------------------------------------
John M. Shingler, Jr.         47,553.779 shares                6.197%
IRA r/o
210 Lakewood Drive
Spartanburg, SC  29302
--------------------------------------------------------------------------------


CALCULATION OF TOTAL RETURN


From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes its "average annual total return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)^n = ERV

       Where:    T =   average annual total return.

                 ERV = ending  redeemable  value at the end of the  period
                       covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                 P = hypothetical initial payment of $1,000 from which the maximum sales load is deducted.

                 n = period covered by the computation, expressed in terms of years.

The Fund may also compute its aggregate total return, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return for the Fund for the fiscal year ended November 30, 2000 was (5.36)%. The average annual total return for the Fund since inception (December 15, 1997) through November 30, 2000 was 3.50%. The cumulative total return for the Fund since inception through November 30, 2000 was 10.72%. These performance quotations should not be considered representative of the Fund's performance for any specified period in the future.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends, and it takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing a fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time, the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose, from time to time, information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


PURCHASE AND REDEMPTION OF SHARES

The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. Currently, the following holidays are observed by the Trust:
New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Shares of the Fund are offered on a continuous basis.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of Shares of the Fund for any period during which the New York Stock Exchange, the Manager, or any of the Trust's third party service providers are not open for business.


DETERMINATION OF NET ASSET VALUE

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Trustees.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates at the time of valuation.

          o Equity securities are valued at the last sale price on the principal exchange or market where they are traded.

          o Securities which have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the current bid and asked prices.

          o Securities listed on a non-U.S. exchange are valued at the last quoted sale price available before the time when net assets are valued.

          o Bond and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

          o Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

          o Future contracts are normally valued at the settlement price on the exchange on which they are traded.

          o Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees.

Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premium.

If the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities. The securities so distributed would be valued at the same amount as that assigned to them in calculation the net asset value of the shares being sold. If a holder of shares received a distribution in kind, that holder could incur brokerage or other charges in converting the securities to cash.


TAXES

The following is only a summary of certain income tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By maintaining its qualifications as a RIC, the Fund intends to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of anyone issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a non-deductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

In certain cases, the Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct Taxpayer Identification Number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Fund that such shareholder is not subject to backup withholding.

If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

State Taxes

Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.


PORTFOLIO TRANSACTIONS

The Manager is authorized to select brokers and dealers to effect securities transactions for the Fund. The Manager will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Manager seeks to select brokers or dealers that offer the Fund best price and execution or other services which are of benefit to the Fund. Certain brokers or dealers assist their clients in the purchase of shares and charge a fee for this service in addition to the Fund's public offering price. In the case of securities traded in the over-the-counter market, the Manager expects normally to seek to select primary market makers.

The Manager may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Manager. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Manager will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. If, in the judgment of the Manager, the Fund or other accounts managed by the Manager will be benefited by supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining Fund strategy; providing computer software used in security analyses; and providing Fund performance evaluation and technical market analyses. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Manager will find all of such services of value in advising the Fund.

It is expected that the Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting Fund transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Manager may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute Fund transactions for the Fund.

The Board of Trustees has adopted a code of ethics governing personal trading by persons who manage, or who have access to trading activity by the Fund. This code of ethics allows trades to be made in securities that may be held by the Fund, however, it prohibits a person from taking advantage of Fund trades or from acting on inside information.

For the fiscal year ended November 30, 2000, 1999 and the fiscal period ended November 30, 1998, the total dollar amount of brokerage commissions paid by the Fund was $4,327, $10,935 and $9,050, respectively.


DESCRIPTION OF SHARES

The Trust is an open-end management investment company - a type of company commonly known as a "mutual fund." It is registered as such under the 1940 Act. The Trust, organized as a Delaware business trust, currently offers one class of shares on behalf of the Blue Ridge Total Return Fund.

Under Delaware law, annual election of Trustees is not required, and, in the normal course, the Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Pursuant to the procedures set forth in Section 16(c) of the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for that purpose.

Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. The Declaration of Trust of the Trust requires the affirmative vote of a majority of the outstanding shares of the Trust voting as required by law or when the Board determines that a shareholder vote is required to act upon a matter.

The shares of the Fund, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange, or similar rights.


FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended November 30, 2000, including the financial highlights appearing in the Fund's Annual Report to Shareholders, are incorporated by reference and made a part of this document.

APPENDIX A - DESCRIPTION OF RATINGS

The Fund may acquire, from time to time, fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Manager). Not more than 50% of the total fixed income portion of the portfolio (not more than 15% of total assets of the entire Fund) will be invested in fixed income securities that are not Investment-Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds that are deemed to be Investment-Grade Debt Securities by the Manager:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Manager to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds that are deemed to be Investment-Grade Debt Securities by the Manager:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt, that is rated Baa is considered a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds  that  are  rated  Ba,  B,  Caa,  Ca or C by  Moody's  are not  considered
Investment-Grade Debt Securities by the Manager. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the security over any long period of time may be small. Bonds, which are rated Caa, are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, which are deemed to be Investment-Grade Debt Securities by the Manager:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Manager:

       AAA - Bonds are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________


                          BLUE RIDGE TOTAL RETURN FUND

________________________________________________________________________________


                     a series of the Blue Ridge Funds Trust





                                  Annual Report


                      FOR THE YEAR ENDED NOVEMBER 30, 2000





                               INVESTMENT ADVISOR
                         Colonial Asset Management, Inc.
                              359 South Pine Street
                              Post Office Box 1724
                              Spartanburg, SC 29304


                          BLUE RIDGE TOTAL RETURN FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863



This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank.

For more information about Blue Ridge Total Return Fund, including charges and expenses, call the fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

                        COLONIAL ASSET MANAGEMENT, INC.


H. Walter Barre                                            359 South Pine Street
Barry D. Wynn                                                      P.O. Box 1724
Johnnie M. Walters                                         Spartanburg, SC 29304
                                                                  (864) 582-3356


                              Quarterly Perspective
                                  January 2001



Equity Market

         The significant sell-off in the stock market during the fourth quarter was the first major decline since the beginning of the Gulf War. Especially hard hit were the technology-related stocks, particularly the so called "dot-coms". Several months prior to this drop, investors were buying these companies without regard to quality or price. These same investors are now in the process of selling these stocks regardless of quality or price. In other words, the "bubble" created by excessive optimism is now being replaced by excessive pessimism. The performance of Blue Ridge Total Return Fund showed a decline of 5.36% for the fiscal year ending November 30, 2000 and a 8.42% decline for the quarter ending December 31, 2000. The performance slightly trailed the corresponding index due to the overweighing of technology stocks.

         Other than the expected cyclical nature of stock prices, the main problems being discussed by investors relate to: the beginning of a recession with no end in sight; the rising cost of energy; the bursting of the bubble for tech stocks; the huge foreign trade deficit; the high rate of consumer debt; and currency risks associated with the trade deficit.

         Fundamentally, there still are significant positives that are currently being overlooked. Inflation remains mild and interest rates are moderate and should trend lower during the first quarter. The current projected budget surplus allows for more stimulative action on monetary and fiscal policies. Corporate earnings comparisons will be difficult in the first half of 2001, but will be more favorable in the second half. With much of the excess in stock prices having been wrung out, the stage is set for a significant advance once the visibility of corporate earnings growth becomes clear. This rebound in stock prices may be concentrated in those quality companies demonstrating steady profit growth. Investors have been hurt by following concepts and revenue growth, and will be looking more at the bottom line. In addition, price earning ratios will be more realistic and the fundamental strength of company balance sheets will be closely monitored. The Dow Jones Industrial Average, supported by lower interest rates, modest inflation, and a slow but expanding economy could reach 12,000 based on a P/E of 19 times estimated 2001 earnings.






       /s/ H. Walter Barre                        /s/ Barry D. Wynn
       H. Walter Barre                            Barry D. Wynn

                          BLUE RIDGE TOTAL RETURN FUND

                     Performance Update - $10,000 Investment

        For the period from April 1, 1999 (Commencement of Management by
              Colonial Asset Management, Inc.) to November 30, 2000


--------------------------------------------------------------------------------
                  Blue Ridge               75% S&P 500 Total Return Index /
               Total Return Fund       25% Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
   04/01/99         10,000                             10,000
   05/31/99          9,973                             10,049
   08/31/99          9,964                             10,161
   11/30/99         10,477                             10,623
   02/29/00         10,535                             10,525
   05/31/00         10,398                             10,894
   08/31/00         11,040                             11,603
   11/30/00          9,915                             10,508


This graph depicts the performance of the Blue Ridge Total Return Fund versus a combined index of 75% S&P 500 Total Return Index and 25% Lehman Brothers Aggregate Bond Index. It is important to note that the Blue Ridge Total Return Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

            -------------------- ----------------------------------
                                   Since 4/01/99 (Commencement of
                  One Year          Management by Colonial Asset
                                          Management, Inc.)
            -------------------- ----------------------------------
                   (5.36)%                    (0.51)%
            -------------------- ----------------------------------


>> The graph assumes an initial $10,000 investment at April 1, 1999 (commencement of management by Colonial Asset Management, Inc.). All dividends and distributions are reinvested. The period prior to April 1, 1999, during which the Fund was advised by another investment advisor, is not shown in the graph above.

>> At November 30, 2000, the value of the Blue Ridge Total Return Fund would have decreased to $9,915 - a cumulative total investment return of -0.85% since April 1, 1999.

>> At November 30, 2000, the value of a similar investment in a combined index of 75% S&P 500 Total Return Index and 25% Lehman Brothers Aggregate Bond Index would have grown to $10,508 - a cumulative total investment return of 5.08% since April 1, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                        Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 69.42%

      Beverages - 3.81%
           PepsiCo, Inc. ...............................................................                 3,500            $  158,813
           The Coca-Cola Company .......................................................                 2,500               156,562
                                                                                                                          ----------
                                                                                                                             315,375
                                                                                                                          ----------
      Brewery - 2.29%
           Anheuser-Busch Companies, Inc. ..............................................                 4,000               189,500
                                                                                                                          ----------

      Computer Software & Services - 6.30%
        (a)America Online, Inc. ........................................................                 1,750                71,068
        (a)Cisco Systems, Inc. .........................................................                 4,600               220,225
        (a)Microsoft Corporation .......................................................                 1,500                86,062
        (a)Network Appliance, Inc. .....................................................                 1,000                49,375
        (a)Oracle Corporation ..........................................................                 3,600                95,400
                                                                                                                          ----------
                                                                                                                             522,130
                                                                                                                          ----------
      Computers - 4.34%
           EMC Corporation .............................................................                 2,600               193,213
           International Business Machines Corporation .................................                   800                74,800
        (a)Sun Microsystems,  Inc. .....................................................                 1,200                91,275
                                                                                                                          ----------
                                                                                                                             359,288
                                                                                                                          ----------
      Cosmetics & Personal Care - 3.20%
           Colgate-Palmolive Company ...................................................                 2,500               146,625
           The Gillette Company ........................................................                 3,500               118,563
                                                                                                                          ----------
                                                                                                                             265,188
                                                                                                                          ----------
      Electronics - 3.00%
        (a)Agilent Technologies, Inc. ..................................................                   381                19,883
           General Electric Company ....................................................                 3,300               163,556
           Hewlett-Packard Company .....................................................                 2,000                65,000
                                                                                                                          ----------
                                                                                                                             248,439
                                                                                                                          ----------
      Electronics - Semiconductor - 2.93%
           Intel Corporation ...........................................................                 4,000               152,250
           Motorola, Inc. ..............................................................                 4,500                90,281
                                                                                                                          ----------
                                                                                                                             242,531
                                                                                                                          ----------
      Entertainment - 1.40%
           The Walt Disney Company .....................................................                 4,000               115,750
                                                                                                                          ----------

      Financial - Banks, Money Center - 5.16%
           Bank of America Corporation .................................................                 3,000               119,812
           Citigroup Inc. ..............................................................                 3,666               182,613
           Wachovia Corporation ........................................................                 2,500               125,156
                                                                                                                          ----------
                                                                                                                             427,581
                                                                                                                          ----------
      Food - Processing - 0.87%
           Sara Lee Corporation ........................................................                 3,000                72,000
                                                                                                                          ----------


                                                                                                                         (Continued)

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                        Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Food - Wholesale - 1.64%
           Wm. Wrigley Jr. Company .......................................................               1,500            $  136,219
                                                                                                                          ----------

      Foreign Securities - 3.79% (c)
      (a)  Grupo Televisa S.A. - GDR .....................................................               1,500                69,844
           Koninklijke (Royal) Philips Electronics N.V. - NY SH ..........................               3,693               121,176
           Telefonaktiebolaget LM Ericsson AB - ADR ......................................              10,800               122,850
                                                                                                                          ----------
                                                                                                                             313,870
                                                                                                                          ----------

      Household Products & Housewares - 1.81%
           The Procter & Gamble Company ..................................................               2,000               149,750
                                                                                                                          ----------

      Insurance - Multiline - 2.63%
           American International Group, Inc. ............................................               2,250               218,109
                                                                                                                          ----------

      Medical - Biotechnology - 1.60%
           Pfizer Inc. ...................................................................               3,000               132,750
                                                                                                                          ----------

      Medical - Hospital Management & Services - 2.83%
           UnitedHealth Group Incorporated ...............................................               2,000               234,625
                                                                                                                          ----------

      Medical Supplies - 2.41%
           Johnson & Johnson .............................................................               2,000               200,000
                                                                                                                          ----------

      Miscellaneous - Manufacturing - 1.20%
           Minnesota Mining and Manufacturing Company ....................................               1,000                99,437
                                                                                                                          ----------

      Oil & Gas - Equipment & Services - 1.50%
           Schlumberger Limited ..........................................................               2,000               124,000
                                                                                                                          ----------

      Oil & Gas - Exploration - 0.11%
           Transocean Sedco Forex Inc. ...................................................                 232                 9,251
                                                                                                                          ----------

      Oil & Gas - International - 1.91%
           Exxon Mobil Corporation .......................................................               1,800               158,400
                                                                                                                          ----------

      Pharmaceuticals - 5.08%
           Bristol-Myers Squibb Company ..................................................               3,000               207,937
           Merck & Co., Inc. .............................................................               2,300               213,181
                                                                                                                          ----------
                                                                                                                             421,118
                                                                                                                          ----------
      Restaurant & Food Services - 1.35%
           McDonald's Corporation ........................................................               3,500               111,563
                                                                                                                          ----------

                                                                                                                         (Continued)

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                        Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Retail - Department Stores - 1.58%
           Wal-Mart Stores, Inc. .....................................................                   2,500            $  130,469
                                                                                                                          ----------

      Retail - Specialty Lines - 1.42%
           The Home Depot, Inc. ......................................................                   3,000               117,563
                                                                                                                          ----------

      Telecommunications Equipment - 1.92%
        (a)Avaya Inc. ................................................................                     208                 2,431
        (a)JDS Uniphase Corporation ..................................................                   1,000                50,063
           Lucent Technologies Inc. ..................................................                   2,500                38,906
           Nortel Networks Corporation ...............................................                   1,800                67,950
                                                                                                                          ----------
                                                                                                                             159,350
                                                                                                                          ----------
      Transportation - Miscellaneous - 1.47%
           United Parcel Service, Inc. ...............................................                   2,000               121,375
                                                                                                                          ----------

      Utilities - Telecommunications - 1.87%
           BellSouth Corporation .....................................................                   3,000               125,438
        (a)WorldCom, Inc. ............................................................                   1,950                29,128
                                                                                                                          ----------
                                                                                                                             154,566
                                                                                                                          ----------

           Total Common Stocks (Cost $5,775,691) .............................................................             5,750,197
                                                                                                                          ----------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Interest           Maturity
                                                                Principal            Rate               Date
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 29.77%

      Bank of America Corporation ......................      $  200,000            7.125%            03/01/09               194,960
      CIT Group Inc ....................................         250,000            7.250%            08/15/05               248,299
      CNF Transportation Inc. ..........................         250,000            8.875%            05/01/10               257,917
      Duke Capital Corporation .........................         200,000            7.250%            10/01/04               203,577
      First Union Corporation ..........................         100,000            8.000%            08/15/09               102,143
      General Electric Capital Corporation .............         200,000            6.500%            11/01/06               198,836
      General Electric Capital Corporation .............         100,000            7.500%            09/01/10                99,650
      Lehman Brothers Holdings .........................         250,000            7.875%            11/01/09               252,058
      Qwest Capital Funding ............................         500,000            7.900%            08/15/10               509,225
      SBC Communications ...............................         250,000            7.350%            05/24/10               253,076
      Texaco Capital Incorporated ......................         150,000            7.250%            01/10/10               146,697
                                                                                                                          ----------

           Total Corporate Obligations (Cost $2,437,729) .....................................................             2,466,438
                                                                                                                          ----------


                                                                                                                         (Continued)

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                        Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANY - 0.45%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares ....................................                36,973            $   36,973
                                                                                                                          ----------

           (Cost $36,973)

Total Value of Investments (Cost $8,250,393 (b)) .......................................                 99.64%           $8,253,608
Other Assets Less Liabilities ..........................................................                  0.36%               30,061
                                                                                                        ------            ----------
      Net Assets .......................................................................                100.00%           $8,283,669
                                                                                                        ======            ==========


      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is  the  same.  Unrealized  appreciation
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

           Unrealized appreciation ...........................................................................           $  855,853
           Unrealized depreciation ...........................................................................             (852,638)
                                                                                                                         ----------

                       Net unrealized appreciation ...........................................................           $    3,215
                                                                                                                         ==========


      (c) Foreign securities represent securities issued in the United States markets by non-domestic companies.



      The following acronyms are used in this portfolio:

           ADR - American Depository Receipt
           GDR - Global Depository Receipt
           NY SH - New York Shares












See accompanying notes to financial statements


                                                    BLUE RIDGE TOTAL RETURN FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                         November 30, 2000


ASSETS
      Investments, at value (cost $8,250,393) ............................................................              $ 8,253,608
      Cash ...............................................................................................                       80
      Income receivable ..................................................................................                   45,568
                                                                                                                        -----------

           Total assets ..................................................................................                8,299,256
                                                                                                                        -----------

LIABILITIES
      Accrued expenses ...................................................................................                   15,587
                                                                                                                        -----------

NET ASSETS
      (applicable to 759,509 NL Class shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ............................................              $ 8,283,669
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER NL CLASS SHARE
      ($8,283,669 / 759,509 shares) ......................................................................              $     10.91
                                                                                                                        ===========

NET ASSETS CONSIST OF
      Paid-in capital ....................................................................................              $ 8,582,371
      Undistributed net investment income ................................................................                   27,985
      Accumulated net realized loss on investments .......................................................                 (329,902)
      Net unrealized appreciation on investments .........................................................                    3,215
                                                                                                                        -----------
                                                                                                                        $ 8,283,669
                                                                                                                        ===========






















See accompanying notes to financial statements


                                                    BLUE RIDGE TOTAL RETURN FUND

                                                       STATEMENT OF OPERATIONS

                                                    Year ended November 30, 2000


NET INVESTMENT INCOME

      Income
           Interest .......................................................................................               $ 157,160
           Dividends ......................................................................................                  72,329
                                                                                                                          ---------

                Total income ..............................................................................                 229,489
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) ..............................................................                  63,172
           Fund administration fees (note 2) ..............................................................                  10,529
           Custody fees ...................................................................................                   3,478
           Registration and filing administration fees ....................................................                   1,690
           Fund accounting fees (note 2) ..................................................................                  27,000
           Audit fees .....................................................................................                  11,433
           Legal fees .....................................................................................                   9,765
           Securities pricing fees ........................................................................                   5,001
           Shareholder recordkeeping fees .................................................................                   9,000
           Shareholder servicing expenses .................................................................                   6,300
           Registration and filing expenses ...............................................................                   3,043
           Printing expenses ..............................................................................                   6,622
           Trustee fees and meeting expenses ..............................................................                   5,999
           Other operating expenses .......................................................................                   4,525
                                                                                                                          ---------

                Total expenses ............................................................................                 167,557
                                                                                                                          ---------

                Less investment advisory fees waived (note 2) .............................................                 (45,421)
                                                                                                                          ---------

                Net expenses ..............................................................................                 122,136
                                                                                                                          ---------

                    Net investment income .................................................................                 107,353
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions ......................................................                (289,377)
      Decrease in unrealized appreciation on investments ..................................................                (363,819)
                                                                                                                          ---------

           Net realized and unrealized loss on investments ................................................                (653,196)
                                                                                                                          ---------

                Net decrease in net assets resulting from operations ......................................               $(545,843)
                                                                                                                          =========









See accompanying notes to financial statements


                                                    BLUE RIDGE TOTAL RETURN FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Year ended         Year ended
                                                                                                     November 30,       November 30,
                                                                                                         2000               1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
          Net investment income .....................................................                $  107,353          $   25,619
          Net realized loss from investment transactions ............................                  (289,377)            (37,982)
          Decrease in unrealized (appreciation) depreciation on investments .........                  (363,819)            422,894
                                                                                                     ----------          ----------

              Net (decrease) increase in net assets resulting from operations .......                  (545,843)            410,531
                                                                                                     ----------          ----------

     Distributions to shareholders from
          Net investment income .....................................................                   (89,243)            (15,744)
                                                                                                     ----------          ----------

     Capital share transactions
          Increase in net assets resulting from capital share transactions (a) ......                 2,567,496           4,324,065
                                                                                                     ----------          ----------

                      Total increase in net assets ..................................                 1,932,410           4,718,852

NET ASSETS

     Beginning of year ..............................................................                 6,351,259           1,632,407
                                                                                                     ----------          ----------

     End of year (including undistributed net investment income of
                  $27,985 in 2000 and $9,875 in 1999)................................                $8,283,669          $6,351,259
                                                                                                     ==========          ==========



(a) A summary of capital share activity follows:
                                                             -----------------------------------------------------------------------
                                                                       Year ended                              Year ended
                                                                    November 30, 2000                       November 30, 1999

                                                               Shares              Value               Shares              Value
                                                             -----------------------------------------------------------------------

Shares sold ............................................        297,294          $3,546,429             547,703          $6,133,477

Shares issued for reinvestment of distributions ........          7,527              89,243               1,441              15,745
                                                             ----------          ----------          ----------          ----------

                                                                304,821           3,635,672             549,144           6,149,222

Shares redeemed ........................................        (90,375)         (1,068,176)           (160,051)         (1,825,157)
                                                             ----------          ----------          ----------          ----------

     Net increase ......................................        214,446          $2,567,496             389,093          $4,324,065
                                                             ==========          ==========          ==========          ==========






See accompanying notes to financial statements


                                                    BLUE RIDGE TOTAL RETURN FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended           Year ended          Period ended
                                                                          November 30,         November 30,         November 30,
                                                                              2000                 1999               1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .................................    $     11.65          $     10.47          $     10.00

      (Loss) income from investment operations
           Net investment income .....................................           0.14                 0.05                 0.02
           Net realized and unrealized (loss) gain on investments ....          (0.76)                1.16                 0.47
                                                                          -----------          -----------          -----------

                Total from investment operations ....................           (0.62)                1.21                 0.49
                                                                          -----------          -----------          -----------

      Distributions to shareholders from
           Net investment income ....................................           (0.12)               (0.03)               (0.02)
                                                                          -----------          -----------          -----------

Net asset value, end of period ......................................     $     10.91          $     11.65          $     10.47
                                                                          ===========          ===========          ===========

Total return ........................................................           (5.36)%              11.58 %               4.86 %
                                                                          ===========          ===========          ===========

Ratios/supplemental data
      Net assets, end of period .....................................     $ 8,283,669          $ 6,351,259          $ 1,632,407
                                                                          ===========          ===========          ===========


      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ............            1.99 %               2.60 %               1.65 %(b)
           After expense reimbursements and waived fees .............            1.45 %               1.48 %               1.58 %(b)

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees ............            0.74 %              (0.47)%               0.03 %(b)
           After expense reimbursements and waived fees .............            1.27 %               0.65 %               0.10 %(b)

      Portfolio turnover rate .......................................           48.89 %              85.51 %             116.16 %


(a) For the period from December 15, 1997 (commencement of operations) to November 30, 1998.

(b) Annualized.













See accompanying notes to financial statements


                          BLUE RIDGE TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Blue Ridge Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of the Blue Ridge Funds Trust (the "Trust"). The Trust, an open-ended investment company, was organized on September 30, 1997 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return from a combination of capital appreciation and current income. The Fund began operations on December 15, 1997. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $2,543, $37,982, and $289,377 that expire in the years 2006, 2007, and 2008, respectively. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforward has been offset or expires.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending November 30.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimates.



                                                                     (Continued)

                          BLUE RIDGE TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2000



NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Colonial Asset Management (the "Manager") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Manager receives a fee at the annual rate of 0.75% of the Fund's average daily net assets up to and including $20 million, 0.625% of the Fund's average daily net assets on the next $30 million, and 0.500% of the Fund's average daily net assets over $50 million. The Manager intends to voluntarily waive a portion of its fee to limit total Fund operating expenses to 1.45%. There can be no assurance that the foregoing voluntary fee waiver will continue. The manager has voluntarily waived a portion of its fee amounting to $45,421 ($0.06 per share) for the year ended November 30, 2000.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.10% of average daily net assets of the Fund's next $50 million of average daily net assets, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,250 for accounting and recordkeeping services. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor may sell Fund shares to or through qualified securities dealers or others. With respect to the NL Class Shares, the Distributor receives no compensation from the Fund. Certain Trustees and officers of the Trust are also officers of the Manager or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $6,521,933 and $3,984,779, respectively, for the year ended November 30, 2000.

Deloitte & Touche LLP
Princeton Forrestal Village
116-300 Village Boulevard
Princeton, New Jersey 08540

www.us.deloitte.com

                                                                    Deloitte
                                                                    & Touche


INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Blue Ridge Funds Trust and Shareholders of Blue Ridge Total Return Fund:

We have audited the accompanying statement of assets and liabilities of Blue Ridge Total Return Fund (the "Fund") (a portfolio of Blue Ridge Funds Trust), including the portfolio of investments, as of November 30, 2000, and the related statement of operation for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Ridge Total Return Fund as of November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche


January 2, 2001


--------
Deloitte
Touche
Tohmatsu
--------

________________________________________________________________________________


                          BLUE RIDGE TOTAL RETURN FUND

________________________________________________________________________________

                     a series of the Blue Ridge Funds Trust
























                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                    or accompanied by a current prospectus.

                                     PART C
                                     ======

                             BLUE RIDGE FUNDS TRUST

                                    FORM N-1A

                                OTHER INFORMATION


ITEM 23.  Exhibits
          --------

(a)(1)   Declaration of Trust.^1

(a)(2)   Certificate of Trust.^1

(b)      By-Laws.^1

(c) Certificates for shares are not issued. Articles III and V of the Declaration of Trust, previously filed as Exhibit (a)(1) hereto, define the rights of holders of Shares.^1

(d) Investment Management Agreement between the Blue Ridge Funds Trust and Colonial Asset Management, Inc., as Manager.^4

(e) Distribution Agreement between the Blue Ridge Funds Trust and Capital Investment Group, Inc., as Distributor.^4

(f)      Not Applicable.

(g) Custodian Agreement between the Blue Ridge Funds Trust and First Union National Bank, as Custodian.

(h)(1)   Fund  Accounting and Compliance  Administration  Agreement  between the
         Blue  Ridge  Funds  Trust  and  The   Nottingham   Company,   Inc.,  as
         Administrator.

(h)(2) Dividend Disbursing and Transfer Agent Agreement between the Blue Ridge Funds Trust and NC Shareholder Services, LLC, as Transfer Agent.

(h)(3) Expense Limitation Agreement between the Blue Ridge Funds Trust and Colonial Asset Management, Inc.^4

(i) Opinion and Consent of Dechert Price & Rhoads, Counsel, regarding the legality of securities registered.^2

(j)      Consent of Deloitte & Touche LLP, Independent Public Accountants.

(k)      Not applicable.

(l)      Stock Subscription Agreement.^2

(m)      Not applicable.

(n)      Not applicable.

(p)(1)   Code of Ethics for the Blue Ridge Funds Trust.

(p)(2)   Code of Ethics for Colonial Asset Management, Inc.

(q)      Copy of Power of Attorney.^3

-----------------------

1. Incorporated herein by reference to Blue Ridge Funds Trust's Registration Statement on Form N-1A filed September 30, 1997 (File No. 333-36811).
2. Incorporated herein by reference to Blue Ridge Funds Trust's Registration Statement on Form N-1A Pre-Effective Amendment No. 1 filed December 5, 1997 (File No. 333-36811).
3. Incorporated herein by reference to Blue Ridge Funds Trust's Registration Statement on Form N-1A Post-Effective Amendment No. 1 filed January 29, 1999 (File No. 333-36811).
4. Incorporated herein by reference to Blue Ridge Funds Trust's Registration Statement on Form N-1A Post-Effective Amendment No. 2 filed March 31, 2000 (File No. 333-36811).


ITEM 24.  Persons Controlled by or Under Common Control with the Registrant
          -----------------------------------------------------------------

         No person is controlled by or under common control with the Blue Ridge Funds Trust.


ITEM 25.  Indemnification
          ---------------

         Article VII, Section 2 of the Trust's Declaration of Trust of Blue Ridge Funds Trust ("Trust") states, in relevant part, that a "Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Distributor of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust's request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws."
Article VII, Section 4 of the Trust's Declaration of Trust further states, in relevant part, that the "Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust."

         Article VI, Section 2 of the Trust's By-Laws states, in relevant part, that "[s]ubject to the exceptions and limitations contained in Section 3 of this
Article VI, every Trustee, officer, employee or other agent of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent." Article VI,
Section 3 of the Trust's By-Laws further states, in relevant part, that "[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, "disabling conduct"); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such Trustee, officer, employee or other agent of the Trust did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged." Article VI, Section 4 of the Trust's By-Laws also states that the "rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party's] heirs, executors and administrators."

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.  Business and other Connections of the Investment Advisor
          --------------------------------------------------------

         The description of Colonial Asset Management, Inc. under the caption of "The Investment Manager" in the Prospectus and the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. Information concerning the directors and officers of Colonial Asset Management, Inc. as set forth in Colonial Asset Management, Inc.'s Form ADV filed with the Securities and Exchange Commission on August 15, 1997 (File No. 801-54829), and amended through the date hereof, is incorporated by reference herein.


ITEM 27.  Principal Underwriter
          ---------------------

(a) Capital Investment Group, Inc., the Registrant's distributor, is also the underwriter and distributor for the Chesapeake Aggressive Growth Fund, Chesapeake Growth Fund, Chesapeake Core Growth Fund, WST Growth Fund, Capital Value Fund, EARNEST Partners Fixed Income Trust, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, Wisdom Fund, SCM Strategic Growth Fund, Hillman Aggressive Equity Fund, and Hillman Total Return Fund.

(b) Set forth below is certain information regarding the directors and officers of Capital Investment Group, Inc.

                              POSITION(S) AND OFFICE(S)       POSITION(S) AND
NAME AND PRINCIPAL            WITH CAPITAL INVESTMENT         OFFICE(S)
BUSINESS ADDRESS              GROUP, INC.                     WITH REGISTRANT
==================            =========================       ===============

Richard K. Bryant             President                            None
17 Glenwood Avenue
Raleigh, N.C. 27622

E.O. Edgerton, Jr.            Vice President                       None
17 Glenwood Avenue
Raleigh, N.C.  27622

Delia Zimmerman               Secretary                            None
17 Glenwood Avenue
Raleigh, N.C.  27622

Con T. McDonald               Assistant Vice-President             None
17 Glenwood Avenue
Raleigh, N.C.  27622

W. Harold Eddins, Jr.         Assistant Vice-President             None
17 Glenwood Avenue
Raleigh, N.C.  27622

Richard S. Battle             Assistant Vice-President             None
17 Glenwood Avenue
Raleigh, N.C.  27622


(c)

  -------------------------------------- ------------------ -------------------- ----------------- ------------------

                                         Net Underwriting   Compensation on
                                         Discounts and      Redemption and       Brokerage         Other
  Name of Principal Underwriter          Commissions        Repurchases          Commissions       Compensation
  -----------------------------          -----------        -----------          -----------       ------------
  -------------------------------------- ------------------ -------------------- ----------------- ------------------
  Capital Investment Group, Inc.         None               None                 None              None
  -------------------------------------- ------------------ -------------------- ----------------- ------------------


ITEM 28.  Location of Accounts and Records
          --------------------------------

         All account books and records not normally held by First Union National Bank, the Custodian to the Blue Ridge Funds Trust, are held by the Blue Ridge Funds Trust, in the offices of The Nottingham Company, Inc., Fund Accountant and Administrator; NC Shareholder Services, LLC, Transfer Agent; or Colonial Asset Management, Inc., the Investment Manager to the Blue Ridge Funds Trust.

         The address of The Nottingham Company, Inc. is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The address of NC Shareholder Services, LLC is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of Colonial Asset Management, Inc. is 359 South Pine Street, Spartanburg, South Carolina, 29302. The address of First Union National Bank is 123 South Broad Street, Philadelphia Pennsylvania 19109.


ITEM 29.  Management Services
          -------------------

         Not Applicable.


ITEM 30.  Undertakings
          ------------

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, and State of North Carolina on this 2nd day of April, 2001.

BLUE RIDGE FUNDS TRUST


By:  /s/ C. Frank Watson, III
    _____________________________
      C. Frank Watson, III
      Secretary


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature                       Title                      Date
         ---------                       -----                      ----

             *                          President               April 2, 2001
___________________________
H. Walter Barre


             *                          Trustee, Chairman       April 2, 2001
___________________________
William B. Bradshaw


             *                          Trustee                 April 2, 2001
___________________________
Robert D. Inglis


             *                          Trustee                 April 2, 2001
___________________________
Johnnie M. Walters


             *                          Vice-President          April 2, 2001
___________________________
Barry D. Wynn


                                        Treasurer               April 2, 2001
/s/ Julian G. Winters
___________________________
Julian G. Winters



* By: /s/ C. Frank Watson, III                  Dated: April 2, 2001
     ______________________________
      C. Frank Watson, III
      Attorney-in-Fact

                                INDEX TO EXHIBITS
                      (FOR POST-EFFECTIVE AMENDMENT NO. 3)
                      _____________________________________


EXHIBIT NO.
UNDER PART C
OF FORM N-1A               NAME OF EXHIBIT
-------------         --------------------------

     (g)         Custodian Agreement

   (h)(1)        Fund Accounting and Compliance Administration Agreement

   (h)(2)        Dividend Disbursing and Transfer Agent Agreement

     (j)         Consent of Independent Public Accountants

   (p)(1)        Code of Ethics for the Blue Ridge Funds Trust

   (p)(2)        Code of Ethics for Colonial Asset Management, Inc.